UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Income Builder NextShares (EVGBC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

October 31, 2018

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Global Income Builder NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	14 and 38

Federal Tax Information	15

Special Meeting of Shareholders	39

Management and Organization	40

Important Notices	43

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock indexes delivered mixed performances for the 12-month period ended October 31, 2018. While U.S. stocks advanced, many international markets lost ground during the period.

U.S. stocks opened the period on an upswing as investors cheered the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes — a key element of the bill — raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including a national unemployment rate that fell to a 17-year low.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose despite tensions with North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

U.S. stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments. After a brief rebound, stocks weakened in the spring of 2018, as investors confronted the prospect of a global trade war after President Trump imposed broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

European stocks pulled back even more sharply beginning January 2018 amid mounting global trade war concerns. In China, signs of a slowing economy compounded trade concerns, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

U.S. stocks bounced back during the summer months, but international stocks continued to lag during this period. In the final month of the period, stock indexes worldwide plunged amid concerns of rising commodity prices from tariffs. In addition, slowing economies in Europe and China, along with uncertainty about the U.S. midterm elections and the potential impact of higher interest rates, helped drive international stocks into a sharp retreat.

For the 12-month period ended October 31, 2018, the MSCI World Index (the Index),2 a proxy for global equities, advanced 1.16%. In the U.S., the blue-chip Dow Jones Industrial Average® rose 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, gained 7.35%. Meanwhile, the MSCI EAFE Index, an Index of developed-market international equities, fell –6.85%, and the MSCI Emerging Markets Index fell –12.52% during the period.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Global Income Builder NextShares (the Fund) returned –1.10% at net asset value (NAV), underperforming the 1.16% return of the Fund’s primary benchmark, the Index, and the 0.79% return of its Blended Index consisting of 65% the Index and 35% the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofAML Index).

While the Fund’s common stock allocation outperformed the Index during the period, the Fund’s high-yield and preferred allocations were detractors from relative performance.

The Fund’s allocation to high-yield securities outperformed the broad high-yield market, as measured by the ICE BofAML Index, but underperformed the Fund’s primary Index during the period. The outperformance of the high-yield allocation versus the broad high-yield market was driven mainly by exposure to bank loans; a shorter average duration9 than the ICE BofAML Index during a period when interest rates rose and bond prices fell, and individual security selection, particularly in B-rated10 bonds. As of period end, the Fund had 36.8% of its total investments in high-yield income securities rated below investment grade.

During the period, the Fund’s preferred security allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) underperformed both the Index and the preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

Within the Fund’s common stock allocation, performance versus the Index was hurt by security selection in the consumer staples sector, security selection and an underweight position, relative to the Index, in the consumer discretionary sector, and security selection and an overweight position in the financials sector.

In contrast, Fund performance relative to the Index was helped by security selection and an underweight position in the materials sector, security selection and an overweight position in the utilities sector, and security selection in the real estate sector.

The Fund’s overweight holding in Ecolab, Inc. (Ecolab), a large global manufacturer of cleaning chemicals for food service, food production and health care facilities, helped Fund performance versus the Index in the materials sector. Ecolab shares rose in price on an acceleration in sales, as the company solidified its market share in a fragmented industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund current performance may be lower or higher than indicated. The Fund performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Performance2,3,4

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Eaton Vance and Boston Management and Research

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years	Since Fund Inception
Fund at NAV	03/30/2016	11/30/2005	–1.10%	5.53%	6.72%	6.58%
Fund at Market Price	03/30/2016	03/30/2016	–1.05	—	—	6.60
MSCI World Index	—	—	1.16%	6.80%	10.02%	10.22%
ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index	—	—	–0.12	3.81	10.48	7.74
Blended Index	—	—	0.79	5.80	10.30	9.39

% Total Annual Operating Expense Ratio[5]
Gross						1.48%
Net						0.91

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Global Income Builder NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund current performance may be lower or higher than indicated. The Fund performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Fund Profile6

Country Allocation (% of net assets)

Asset Allocation (% of net assets)8

Short-Term Investments and Other Net Assets

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	2.1%

Microsoft Corp.	1.7

Amazon.com, Inc.	1.5

Apple, Inc.	1.4

Exxon Mobil Corp.	1.2

American Tower Corp.	1.1

Johnson & Johnson	1.1

Walt Disney Co. (The)	1.1

ASML Holding NV	1.0

BP PLC	1.0
Total	13.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through authorized participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to December 7, 2015, the Portfolio Investor invested at least 80% of net assets in dividend-paying common and preferred stocks. Effective December 7, 2015, the Portfolio Investor changed its name and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Portfolio Investor was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.

[5]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[9]

Duration is a measure of the expected change in price of a bond – in percentage terms – given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[10]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Trustees of the Fund approved a 2-for-1 stock split, effective March 9, 2018. The stock split had no impact on the net assets of the Fund or the overall value of a shareholder’s investment in the Fund.

5

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
	$1,000.00	$972.80	$4.48	**	0.90%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.70	$4.58	**	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Income Builder Portfolio, at value (identified cost, $6,289,372)	$6,332,777
Receivable from affiliates	8,371
Total assets	$6,341,148

Liabilities
Payable to affiliates:
Administration fee	$812
Operations agreement fee	271
Trustees’ fees	42
Accrued expenses	96,623
Total liabilities	$97,748
Net Assets	$6,243,400

Sources of Net Assets
Paid-in capital	$8,199,276
Accumulated loss	(1,955,876)
Total	$6,243,400

Net Asset Value Per Share(1)
($6,243,400 ÷ 625,000 shares issued and outstanding)	$9.99

(1)	Reflects a 2-for-1 share split effective March 9, 2018 (see Note 6).

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $506)	$148,378
Dividends allocated from Portfolio (net of foreign taxes, $36,310)	125,537
Expenses allocated from Portfolio	(48,770)
Total investment income from Portfolio	$225,145

Expenses
Administration fee	$9,698
Operations agreement fee	3,233
Trustees’ fees and expenses	500
Custodian fee	20,111
Transfer and dividend disbursing agent fees	13,800
Legal and accounting services	31,181
Printing and postage	9,155
Listing fee	7,100
Intraday pricing fee	12,000
Miscellaneous	4,701
Total expenses	$111,479
Deduct —
Allocation of expenses to affiliates	$101,459
Total expense reductions	$101,459

Net expenses	$10,020

Net investment income	$215,125

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$177,189 (1)
Financial futures contracts	(9,594)
Foreign currency transactions	(3,035)
Net realized gain	$164,560
Change in unrealized appreciation (depreciation) —
Investments	$(448,510)
Foreign currency	(767)
Net change in unrealized appreciation (depreciation)	$(449,277)

Net realized and unrealized loss	$(284,717)

Net decrease in net assets from operations	$(69,592)

(1)	Includes $7,081 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$215,125	$793,472
Net realized gain	164,560 (1)	1,002,122	(2)
Net change in unrealized appreciation (depreciation)	(449,277)	849,199
Net increase (decrease) in net assets from operations	$(69,592)	$2,644,793
Distributions to shareholders(3)	$(682,300)	$(764,893)
Transactions in Fund shares —
Proceeds from sale of shares	$3,058,108	$8,202,093
Cost of shares redeemed	(2,784,443)	(18,073,335)
Transaction fees	984	4,479
Net increase (decrease) in net assets from Fund share transactions	$274,649	$(9,866,763)
Other capital —
Portfolio transaction fee contributed to Portfolio	$(2,754)	$(5,426)
Portfolio transaction fee allocated from Portfolio	3,648	11,700
Net increase in net assets from other capital	$894	$6,274

Net decrease in net assets	$(476,349)	$(7,980,589)

Net Assets
At beginning of year	$6,719,749	$14,700,338
At end of year	$6,243,400	$6,719,749	(4)

Changes in shares outstanding
Shares outstanding, beginning of year	600,000	1,450,000	(5)
Shares sold	275,000	800,000	(5)
Shares redeemed	(250,000)	(1,650,000	)(5)
Shares outstanding, end of year	625,000	600,000	(5)

(1)	Includes $7,081 of net realized gains from redemptions in-kind.

(2)	Includes $95,897 of net realized gains from redemptions in-kind.

(3)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(4)	Includes accumulated undistributed net investment income of $55,323 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

(5)	Shares have been restated to reflect a 2-for-1 share split effective March 9, 2018 (see Note 6).

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Financial Highlights

	Year Ended October 31,				Period Ended October 31, 2016(1)(2)
	2018		2017(1)
Net asset value — Beginning of period	$11.200		$10.140		$10.000

Income (Loss) From Operations
Net investment income(3)	$0.358		$0.502		$0.193
Net realized and unrealized gain (loss)	(0.435)		1.073		0.091

Total income (loss) from operations	$(0.077)		$1.575		$0.284

Less Distributions
From net investment income	$(1.083)		$(0.519)		$(0.150)
From net realized gain	(0.051)		—		—

Total distributions	$(1.134)		$(0.519)		$(0.150)

Portfolio transaction fee, net(3)	$0.001		$0.004		$0.006

Net asset value — End of period	$9.990		$11.200		$10.140

Total Return on Net Asset Value(4)(5)	(1.10)%		15.89%		2.90	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,243		$6,720		$14,700
Ratios (as a percentage of average daily net assets):(7)
Expenses(5)	0.91	%(9)	0.91	%(9)	0.90	%(8)
Net investment income	3.32%		4.71%		3.22	%(8)
Portfolio Turnover of the Portfolio	102%		143%		66	%(6)(10)

(1)	Per share data have been restated to reflect a 2-for-1 share split effective March 9, 2018 (see Note 6).

(2)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(5)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 1.57%, 0.57% and 2.08% of average daily net assets for the years ended October 31, 2018 and 2017 and the period ended October 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Annualized.

(9)	Includes interest expense, including allocated from the Portfolio, of 0.01% and 0.01% for the years ended October 31, 2018 and October 31, 2017, respectively.

(10)	For the period from the Portfolio’s start of business, March 28, 2016, to October 31, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.0% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$650,397	$764,893
Long-term capital gains	$31,903	$—

During the year ended October 31, 2018, accumulated loss was increased by $126,585 and paid-in capital was increased by $126,585 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$387,900
Net unrealized depreciation	$(2,343,776)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to an investment sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $9,698.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended October 31, 2018, the operations agreement fee amounted to $3,233 or 0.05% of the Fund’s average daily net assets.

EVM and EVMI have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.90% of the Fund’s average daily net assets through February 28, 2019. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and EVMI were allocated $101,459 in total of the Fund’s operating expenses for the year ended October 31, 2018.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,152,806 and $3,539,596, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the

12

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Notes to Financial Statements — continued

securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At October 31, 2018, EVM owned approximately 93% of the outstanding shares of the Fund.

6  Share Split

The Trustees of the Fund approved a 2-for-1 share split, effective March 9, 2018. The share split had no impact on the net assets of the Fund or the overall value of a shareholder’s investment in the Fund.

13

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust and Shareholders of Eaton Vance Global Income Builder NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, March 30, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, March 30, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

14

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $160,213, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 9.62% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $546,722 or, if subsequently determined to be different, the net capital gain of such year.

15

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 57.1%
Security	Shares	Value

Aerospace & Defense — 0.4%
CAE, Inc.	77,198	$1,361,645
		$1,361,645

Auto Components — 0.5%
Continental AG	10,012	$1,649,837
		$1,649,837

Banks — 4.4%
Banco Santander SA	269,855	$1,283,957
Canadian Imperial Bank of Commerce	25,055	2,163,586
Citigroup, Inc.	33,948	2,222,236
ING Groep NV	117,497	1,390,106
KeyCorp	113,746	2,065,627
Nordea Bank AB	93,827	815,439
Societe Generale SA	33,387	1,223,892
UniCredit SpA	78,796	1,007,419
Wells Fargo & Co.	36,617	1,949,123
		$14,121,385

Beverages — 1.8%
Anheuser-Busch InBev SA/NV	16,949	$1,253,570
Coca-Cola Co. (The)	52,783	2,527,250
Diageo PLC	58,066	2,007,430
		$5,788,250

Building Products — 0.7%
Assa Abloy AB, Class B	113,322	$2,254,060
		$2,254,060

Chemicals — 1.8%
BASF SE	24,453	$1,876,487
Ecolab, Inc.	16,739	2,563,578
Sika AG	10,852	1,391,470
		$5,831,535

Construction & Engineering — 0.0%(1)
Abengoa SA, Class A(2)	36,194	$684
Abengoa SA, Class B(2)	374,261	1,521
		$2,205

Security	Shares	Value

Consumer Finance — 1.1%
Discover Financial Services	20,733	$1,444,468
Navient Corp.	89,832	1,040,255
OneMain Holdings, Inc.(2)	36,874	1,051,646
		$3,536,369

Diversified Financial Services — 0.9%
ORIX Corp.	178,334	$2,905,238
		$2,905,238

Electric Utilities — 1.5%
Iberdrola SA	282,835	$2,001,289
NextEra Energy, Inc.	16,912	2,917,320
		$4,918,609

Electrical Equipment — 1.5%
Legrand SA	29,973	$1,957,265
Melrose Industries PLC	1,371,972	2,953,302
		$4,910,567

Electronic Equipment, Instruments & Components — 1.4%
CDW Corp.	25,805	$2,322,708
Keyence Corp.	4,532	2,213,970
		$4,536,678

Energy Equipment & Services — 0.3%
Halliburton Co.	32,634	$1,131,747
		$1,131,747

Entertainment — 1.9%
Activision Blizzard, Inc.	38,925	$2,687,771
Walt Disney Co. (The)	30,436	3,494,966
		$6,182,737

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	23,828	$3,712,641
Equity Residential	21,413	1,390,988
		$5,103,629

Food Products — 0.4%
Mondelez International, Inc., Class A	30,518	$1,281,146
		$1,281,146

16	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	23,224	$1,451,732
Boston Scientific Corp.(2)	72,330	2,614,006
Danaher Corp.	18,171	1,806,198
		$5,871,936

Health Care Providers & Services — 0.9%
Anthem, Inc.	6,630	$1,827,029
UnitedHealth Group, Inc.	4,447	1,162,224
		$2,989,253

Hotels, Restaurants & Leisure — 0.5%
Compass Group PLC	91,313	$1,796,016
		$1,796,016

Household Products — 0.5%
Reckitt Benckiser Group PLC	18,292	$1,479,166
		$1,479,166

Insurance — 2.1%
AIA Group, Ltd.	172,923	$1,315,432
Aviva PLC	373,655	2,041,982
Chubb, Ltd.	14,158	1,768,476
Prudential PLC	84,678	1,695,561
		$6,821,451

Interactive Media & Services — 2.9%
Alphabet, Inc., Class C(2)	6,259	$6,739,503
Facebook, Inc., Class A(2)	17,540	2,662,397
		$9,401,900

Internet & Direct Marketing Retail — 1.8%
Amazon.com, Inc.(2)	3,136	$5,011,360
ZOZO, Inc.	28,885	693,067
		$5,704,427

IT Services — 0.5%
Visa, Inc., Class A	12,409	$1,710,581
		$1,710,581

Leisure Products — 0.6%
Yamaha Corp.	41,011	$1,802,203
		$1,802,203

Security	Shares	Value

Life Sciences Tools & Services — 0.7%
Lonza Group AG	7,627	$2,398,229
		$2,398,229

Machinery — 3.8%
Atlas Copco AB, Class A	39,551	$977,770
Fortive Corp.	20,508	1,522,719
ITT, Inc.	37,571	1,897,335
Komatsu, Ltd.	66,466	1,730,937
MISUMI Group, Inc.	45,126	904,361
Parker-Hannifin Corp.	11,687	1,772,100
Stanley Black & Decker, Inc.	12,049	1,403,949
Xylem, Inc.	29,858	1,958,088
		$12,167,259

Metals & Mining — 0.8%
Rio Tinto, Ltd.	44,903	$2,443,275
		$2,443,275

Multi-Utilities — 0.8%
CMS Energy Corp.	49,446	$2,448,566
		$2,448,566

Oil, Gas & Consumable Fuels — 3.7%
BP PLC	438,795	$3,169,732
ConocoPhillips	31,668	2,213,593
Exxon Mobil Corp.	46,681	3,719,542
Phillips 66	19,828	2,038,715
Seven Generations Energy, Ltd., Class A(2)	75,800	812,441
		$11,954,023

Personal Products — 0.7%
Unilever PLC	40,668	$2,154,169
		$2,154,169

Pharmaceuticals — 4.0%
Bayer AG	11,705	$897,217
Eli Lilly & Co.	19,674	2,133,449
GlaxoSmithKline PLC	122,797	2,378,302
Johnson & Johnson	26,465	3,704,836
Novo Nordisk A/S, Class B	32,169	1,389,268
Zoetis, Inc.	26,142	2,356,701
		$12,859,773

17	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 0.7%
Verisk Analytics, Inc.(2)	19,950	$2,390,808
		$2,390,808

Semiconductors & Semiconductor Equipment — 1.5%
ASML Holding NV	18,659	$3,213,901
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46,654	1,777,518
		$4,991,419

Software — 1.7%
Avaya Holdings Corp.(2)	14	$230
Microsoft Corp.	51,122	5,460,341
		$5,460,571

Specialty Retail — 1.9%
Industria de Diseno Textil SA	90,973	$2,564,047
TJX Cos., Inc. (The)	21,960	2,412,965
Ulta Beauty, Inc.(2)	3,932	1,079,413
		$6,056,425

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	20,661	$4,521,866
HP, Inc.	125,014	3,017,838
		$7,539,704

Textiles, Apparel & Luxury Goods — 1.4%
adidas AG	8,052	$1,893,540
LVMH Moet Hennessy Louis Vuitton SE	5,582	1,693,609
Samsonite International SA(3)	276,268	796,751
		$4,383,900

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.(2)	84,470	$1,031,379
		$1,031,379

Tobacco — 0.4%
British American Tobacco PLC	33,682	$1,460,124
		$1,460,124

Wireless Telecommunication Services — 0.6%
Tele2 AB, Class B	162,519	$1,845,442
		$1,845,442

Total Common Stocks (identified cost $180,801,460)		$184,677,636

Preferred Stocks — 1.3%
Security	Shares	Value

Banks — 0.2%
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	1,115	$118,747
IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	13,000	342,030
Wells Fargo & Co., Series Y, 5.625%	4,650	115,553
		$576,330

Electric Utilities — 0.1%
SCE Trust VI, 5.00%	15,350	$324,192
		$324,192

Equity Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates Properties, Inc., Series D, 7.375%	18,075	$277,451
SITE Centers Corp., Series A, 6.375%	10,450	245,888
SITE Centers Corp., Series K, 6.25%	1,950	42,452
Spirit Realty Capital, Inc., Series A, 6.00%	6,730	150,012
Vornado Realty Trust, Series K, 5.70%	21,500	508,045
		$1,223,848

Food Products — 0.2%
Dairy Farmers of America, Inc., 7.875%(3)	4,700	$473,525
Ocean Spray Cranberries, Inc., 6.25%(3)	540	48,870
		$522,395

Independent Power and Renewable Electricity Producers — 0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23(4)	14,767	$376,854
		$376,854

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	17,150	$428,064
		$428,064

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$221,064
		$221,064

Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	23,750	$497,800
		$497,800

Total Preferred Stocks (identified cost $4,530,377)		$4,170,547

18	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Corporate Bonds & Notes — 36.3%
Security	Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.3%
BWX Technologies, Inc., 5.375%, 7/15/26(3)	215	$216,075
TransDigm UK Holdings PLC, 6.875%, 5/15/26(3)	200	200,000
TransDigm, Inc., 6.00%, 7/15/22	500	503,750
TransDigm, Inc., 6.375%, 6/15/26	110	108,075
TransDigm, Inc., 6.50%, 5/15/25	30	29,962
		$1,057,862

Auto Components — 0.1%
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(3)	205	$213,200
Wabash National Corp., 5.50%, 10/1/25(3)	145	130,863
		$344,063

Banks — 2.3%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(4)(5)	200	$205,750
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(4)(5)	400	345,500
Banco do Brasil SA, 6.25% to 4/15/24(3)(4)(5)	859	744,044
Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/10/28(3)(4)(5)	200	196,502
Bank of America Corp., Series AA, 6.10% to 3/17/25(4)(5)	333	342,158
Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(5)	220	213,675
Barclays PLC, 7.75% to 9/15/23(4)(5)	295	295,059
CIT Group, Inc., 5.375%, 5/15/20	33	33,970
CIT Group, Inc., 6.125%, 3/9/28	105	109,200
Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)	195	194,074
Citigroup, Inc., Series T, 6.25% to 8/15/26(4)(5)	355	362,988
Credit Agricole SA, 7.875% to 1/23/24(3)(4)(5)	327	338,888
Credit Suisse Group AG, 7.50% to 7/17/23(3)(4)(5)	208	212,160
Danske Bank A/S, 7.00% to 6/26/25(4)(5)(6)	200	185,425
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	220	220,550
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(5)	460	439,300
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)	215	229,566
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)	993	1,010,675
Lloyds Banking Group PLC, 7.50% to 9/27/25(4)(5)	400	403,000
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(5)	389	402,372
Societe Generale SA, 6.75% to 4/6/28(3)(4)(5)	535	472,806
UniCredit SpA, 8.00% to 6/3/24(4)(5)(6)	610	549,860
Zions Bancorporation, Series I, 5.80% to 6/15/23(4)(5)	88	86,460
		$7,593,982

Security		Principal Amount* (000’s omitted)	Value

Biotechnology — 0.4%
Grifols SA, 3.20%, 5/1/25(6)	EUR	1,075	$1,226,153
			$1,226,153

Building Products — 0.6%
Builders FirstSource, Inc., 5.625%, 9/1/24(3)		105	$98,306
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(3)		1,000	1,037,500
Standard Industries, Inc., 5.50%, 2/15/23(3)		85	83,513
Standard Industries, Inc., 6.00%, 10/15/25(3)		525	518,437
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		176	165,220
			$1,902,976

Capital Markets — 0.7%
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(5)		450	$428,062
UBS Group AG, 6.875% to 8/7/25(4)(5)(6)		833	824,670
Vantiv, LLC/Vanity Issuer Corp., 3.875%, 11/15/25(6)	GBP	950	1,188,487
			$2,441,219

Casino & Gaming — 0.3%
Cinemark USA, Inc., 4.875%, 6/1/23		430	$421,937
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	30,055
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	109,588
Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(3)		375	381,563
			$943,143

Chemicals — 1.3%
Chemours Co. (The), 4.00%, 5/15/26	EUR	850	$924,633
Chemours Co. (The), 7.00%, 5/15/25		130	134,550
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(3)		195	183,056
OCI N.V., 5.00%, 4/15/23(6)	EUR	785	936,366
SPCM SA, 4.875%, 9/15/25(3)		65	60,288
Starfruit Finco B.V./Starfruit US Holdco, LLC, 6.50%, 10/1/26(6)	EUR	755	838,903
Tronox Finance PLC, 5.75%, 10/1/25(3)		220	193,600
Tronox, Inc., 6.50%, 4/15/26(3)		103	94,502
Valvoline, Inc., 5.50%, 7/15/24		45	44,831
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(3)		115	98,612
W.R. Grace & Co., 5.125%, 10/1/21(3)		750	757,500
			$4,266,841

19	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies — 2.6%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(3)		170	$166,175
Algeco Global Finance PLC, 6.50%, 2/15/23(6)	EUR	675	793,270
Clean Harbors, Inc., 5.125%, 6/1/21		400	401,000
Covanta Holding Corp., 5.875%, 3/1/24		500	500,000
Covanta Holding Corp., 5.875%, 7/1/25		95	92,388
Covanta Holding Corp., 6.375%, 10/1/22		35	35,755
Flexi-Van Leasing, Inc., 10.00%, 2/15/23(3)		157	131,095
GFL Environmental, Inc., 5.375%, 3/1/23(3)		270	248,400
Inter Media and Communication SpA, 4.875%, 12/31/22(6)	EUR	230	262,506
IPD 3 B.V., 4.50%, 7/15/22(6)	EUR	950	1,102,875
KAR Auction Services, Inc., 5.125%, 6/1/25(3)		260	247,000
La Financiere Atalian SA, 5.125%, 5/15/25(6)	EUR	1,485	1,552,557
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(3)		572	605,862
Refinitiv US Holdings, Inc., 6.875%, 11/15/26(6)	EUR	200	225,851
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	577,500
Team Health Holdings, Inc., 6.375%, 2/1/25(3)		240	207,600
Tervita Escrow Corp., 7.625%, 12/1/21(3)		380	387,600
TMS International Corp., 7.25%, 8/15/25(3)		210	209,475
Waste Pro USA, Inc., 5.50%, 2/15/26(3)		105	99,750
Wrangler Buyer Corp., 6.00%, 10/1/25(3)		510	548,250
			$8,394,909

Communications Equipment — 0.4%
CommScope Technologies, LLC, 6.00%, 6/15/25(3)		124	$121,210
Riverbed Technology, Inc., 8.875%, 3/1/23(3)		630	580,387
Sprint Communications, Inc., 6.00%, 11/15/22		75	75,891
Western Digital Corp., 4.75%, 2/15/26		466	431,050
			$1,208,538

Construction & Engineering — 0.1%
Abengoa Abenewco 2 SAU, 1.50%, (1.50% Cash or 0.25% Cash and 1.25% PIK), 3/31/23(3)		156	$2,919
ABG Orphan Holdco S.a.r.l., 14.00%, (5.00% Cash, 9.00% PIK), 2/28/21(3)		349	368,920
			$371,839

Consumer Finance — 0.4%
Ally Financial, Inc., 8.00%, 12/31/18		160	$161,100
CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	1,145,266
			$1,306,366

Security		Principal Amount* (000’s omitted)	Value

Containers & Packaging — 0.4%
Berry Global, Inc., 4.50%, 2/15/26(3)		211	$197,812
BWAY Holding Co., 4.75%, 4/15/24(6)	EUR	150	171,613
BWAY Holding Co., 7.25%, 4/15/25(3)		199	189,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(3)		120	117,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20		485	485,160
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(3)		140	140,612
			$1,301,847

Distributors — 0.3%
Autodis SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(6)(8)	EUR	770	$881,865
			$881,865

Diversified Consumer Services — 0.3%
Carriage Services, Inc., 6.625%, 6/1/26(3)		170	$171,275
frontdoor, Inc., 6.75%, 8/15/26(3)		185	189,163
Laureate Education, Inc., 8.25%, 5/1/25(3)		745	802,737
			$1,163,175

Diversified Financial Services — 1.0%
Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(3)		350	$344,312
Cadence Financial Corp., 4.875%, 6/28/19(3)		508	508,421
DAE Funding, LLC, 4.50%, 8/1/22(3)		155	151,513
DAE Funding, LLC, 5.00%, 8/1/24(3)		255	249,262
Hulk Finance Corp., 7.00%, 6/1/26(3)		115	106,088
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	116,387
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		120	119,550
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(3)		340	338,725
SASU Newco SAB 20 SAS, 4.25%, 9/30/24(6)	EUR	615	678,838
Unifin Financiera SAB de CV, 8.875% to 1/29/25(3)(4)(5)		210	193,307
West Corp., 8.50%, 10/15/25(3)		480	435,600
			$3,242,003

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 7.50%, 4/1/24		55	$57,887
Frontier Communications Corp., 10.50%, 9/15/22		20	16,750
Level 3 Financing, Inc., 5.25%, 3/15/26		90	86,625
Level 3 Financing, Inc., 5.375%, 1/15/24		35	34,738
Level 3 Parent, LLC, 5.75%, 12/1/22		50	49,990
			$245,990

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities — 1.3%
AES Corp. (The), 5.50%, 4/15/25		14	$14,105
AES Corp. (The), 6.00%, 5/15/26		45	46,238
ContourGlobal Power Holdings SA, 3.375%, 8/1/23(6)	EUR	960	1,072,127
Electricite de France SA, 6.00% to 1/29/26, 12/29/49(4)(6)	GBP	800	1,024,933
Guala Closures SpA, 3.50%, (3 mo. EURIBOR + 3.50%), 4/15/24(8)	EUR	265	303,541
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(3)		95	90,606
NRG Yield Operating, LLC, 5.375%, 8/15/24		225	223,734
Pattern Energy Group, Inc., 5.875%, 2/1/24(3)		60	59,700
Resideo Funding, Inc., 6.125%, 11/1/26(3)		107	107,827
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		262	261,976
TerraForm Power Operating, LLC, 4.25%, 1/31/23(3)		95	90,250
TerraForm Power Operating, LLC, 5.00%, 1/31/28(3)		145	130,137
TerraForm Power Operating, LLC, 6.625%, 6/15/25(3)		90	94,162
Vistra Energy Corp., 7.375%, 11/1/22		450	468,000
Vistra Energy Corp., 7.625%, 11/1/24		45	47,813
Vistra Energy Corp., 8.125%, 1/30/26(3)		190	206,150
			$4,241,299

Electronic Equipment, Instruments & Components — 0.3%
Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(6)	EUR	630	$732,836
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/26(3)		165	165,413
			$898,249

Energy Equipment & Services — 0.1%
Oceaneering International, Inc., 6.00%, 2/1/28		230	$224,639
			$224,639

Entertainment — 0.4%
EIG Investors Corp., 10.875%, 2/1/24		480	$520,800
Netflix, Inc., 5.875%, 11/15/28(3)		300	296,250
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	477,206
			$1,294,256

Equity Real Estate Investment Trusts (REITs) — 0.4%
Equinix, Inc., 5.375%, 5/15/27		115	$114,137
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100	91,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		200	201,000
SBA Communications Corp., 4.00%, 10/1/22		150	144,375

Security	Principal Amount* (000’s omitted)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp., 4.875%, 9/1/24	55	$53,281
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	780	860,226
		$1,464,019

Food Products — 0.4%
Dole Food Co., Inc., 7.25%, 6/15/25(3)	225	$217,125
Pilgrim’s Pride Corp., 5.875%, 9/30/27(3)	74	67,525
Post Holdings, Inc., 5.00%, 8/15/26(3)	85	78,731
Post Holdings, Inc., 5.50%, 3/1/25(3)	190	184,419
Post Holdings, Inc., 5.625%, 1/15/28(3)	195	183,846
US Foods, Inc., 5.875%, 6/15/24(3)	510	507,450
		$1,239,096

Gas Utilities — 0.1%
NiSource, Inc., 5.65% to 6/15/23(3)(4)(5)	230	$225,734
		$225,734

Health Care Equipment & Supplies — 1.4%
Centene Corp., 4.75%, 1/15/25	300	$297,063
Centene Corp., 5.375%, 6/1/26(3)	445	452,787
Centene Corp., 5.625%, 2/15/21	90	91,463
Centene Corp., 6.125%, 2/15/24	340	356,150
Envision Healthcare Corp., 8.75%, 10/15/26(3)	549	533,902
Hologic, Inc., 4.375%, 10/15/25(3)	70	65,975
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(3)	415	415,913
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(3)	320	327,600
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(3)	390	423,150
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(3)	1,230	1,252,534
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(3)(7)	440	452,650
		$4,669,187

Health Care Providers & Services — 0.9%
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	325	$300,122
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(3)(7)	150	151,125
HCA, Inc., 5.00%, 3/15/24	110	111,581
HCA, Inc., 5.375%, 9/1/26	270	268,650
HCA, Inc., 5.625%, 9/1/28	330	327,525
HCA, Inc., 5.875%, 2/15/26	750	768,750
Tenet Healthcare Corp., 6.00%, 10/1/20	135	138,584
Tenet Healthcare Corp., 6.75%, 6/15/23	260	260,247

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp., 7.50%, 1/1/22(3)	85	$88,878
WellCare Health Plans, Inc., 5.25%, 4/1/25	375	375,000
WellCare Health Plans, Inc., 5.375%, 8/15/26(3)	205	205,000
		$2,995,462

Hotels, Restaurants & Leisure — 1.4%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(3)	325	$305,500
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(3)	504	473,760
Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(3)	224	209,020
Eldorado Resorts, Inc., 6.00%, 4/1/25	220	218,350
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(3)	490	515,725
Golden Nugget, Inc., 6.75%, 10/15/24(3)	430	430,000
Golden Nugget, Inc., 8.75%, 10/1/25(3)	295	303,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(3)	342	373,207
Merlin Entertainments PLC, 5.75%, 6/15/26(3)	200	200,500
MGM Resorts International, 5.75%, 6/15/25	240	235,200
NCL Corp., Ltd., 4.75%, 12/15/21(3)	121	121,303
Scientific Games International, Inc., 10.00%, 12/1/22	420	440,475
Viking Cruises, Ltd., 5.875%, 9/15/27(3)	730	697,150
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(3)	55	49,844
		$4,573,884

Household Products — 0.1%
Central Garden & Pet Co., 6.125%, 11/15/23	235	$240,287
Spectrum Brands, Inc., 5.75%, 7/15/25	120	117,000
		$357,287

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., 5.25%, 6/1/26(3)	150	$138,375
Calpine Corp., 5.50%, 2/1/24	45	41,006
Calpine Corp., 5.75%, 1/15/25	450	403,785
NRG Energy, Inc., 5.75%, 1/15/28	210	210,000
NRG Energy, Inc., 7.25%, 5/15/26	350	373,625
		$1,166,791

Industrial Conglomerates — 0.0%(1)
Hillman Group, Inc. (The), 6.375%, 7/15/22(3)	30	$26,550
		$26,550

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.8%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23(3)		560	$580,233
Ardonagh Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	910	1,092,661
Hub International, Ltd., 7.00%, 5/1/26(3)		395	386,507
Prudential Financial, Inc., 5.70% to 9/15/28, 9/15/48(4)		220	213,510
Voya Financial, Inc., Series A, 6.125% to 9/15/23(4)(5)		210	208,950
			$2,481,861

Internet & Direct Marketing Retail — 0.2%
eDreams ODIGEO SA, 5.50%, 9/1/23(6)	EUR	705	$802,910
			$802,910

Machinery — 0.3%
Cloud Crane, LLC, 10.125%, 8/1/24(3)		190	$205,200
Navistar International Corp., 6.625%, 11/1/25(3)		445	456,125
Titan Acquisition, Ltd./Titan Co-Borrower, LLC, 7.75%, 4/15/26(3)		310	258,850
			$920,175

Media — 2.3%
Altice France SA, 7.375%, 5/1/26(3)		455	$438,506
Altice Luxembourg SA, 7.25%, 5/15/22(6)	EUR	446	495,741
Altice US Finance I Corp., 5.50%, 5/15/26(3)		200	195,312
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	441,969
Cablevision Systems Corp., 5.875%, 9/15/22		50	50,375
Cablevision Systems Corp., 8.00%, 4/15/20		70	73,231
CBS Radio, Inc., 7.25%, 11/1/24(3)		85	80,431
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(3)		1,130	1,142,712
CSC Holdings, LLC, 6.75%, 11/15/21		500	524,825
CSC Holdings, LLC, 10.875%, 10/15/25(3)		422	487,938
DISH DBS Corp., 7.75%, 7/1/26		95	85,381
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(3)		160	136,800
MDC Partners, Inc., 6.50%, 5/1/24(3)		243	200,475
Salem Media Group, Inc., 6.75%, 6/1/24(3)		295	265,500
Sirius XM Radio, Inc., 5.00%, 8/1/27(3)		218	205,942
Sirius XM Radio, Inc., 6.00%, 7/15/24(3)		500	512,400
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(6)	EUR	850	1,011,511
UPC Holding B.V., 3.875%, 6/15/29(6)	EUR	545	593,819
UPC Holding B.V., 5.50%, 1/15/28(3)		260	241,150
Ziggo B.V., 5.50%, 1/15/27(3)		150	138,000
			$7,322,018

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining — 2.1%
Alcoa Nederland Holding B.V., 6.125%, 5/15/28(3)		250	$250,000
Alcoa Nederland Holding B.V., 7.00%, 9/30/26(3)		770	816,200
Allegheny Ludlum, LLC, 6.95%, 12/15/25		450	452,718
Allegheny Technologies, Inc., 5.95%, 1/15/21		50	50,375
Allegheny Technologies, Inc., 7.875%, 8/15/23		205	217,044
BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(3)(4)		270	292,950
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(3)		25	26,313
Bombardier, Inc., 6.00%, 10/15/22(3)		560	552,300
Bombardier, Inc., 6.125%, 1/15/23(3)		20	19,850
Bombardier, Inc., 7.50%, 12/1/24(3)		170	173,187
Bombardier, Inc., 7.50%, 3/15/25(3)		55	55,259
Centennial Resource Production, LLC, 5.375%, 1/15/26(3)		320	313,600
Constellium N.V., 4.25%, 2/15/26(6)	EUR	715	793,952
Eldorado Gold Corp., 6.125%, 12/15/20(3)		375	350,625
First Quantum Minerals, Ltd., 6.875%, 3/1/26(3)		200	173,500
First Quantum Minerals, Ltd., 7.00%, 2/15/21(3)		75	73,500
First Quantum Minerals, Ltd., 7.25%, 4/1/23(3)		415	384,912
First Quantum Minerals, Ltd., 7.50%, 4/1/25(3)		445	398,831
Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	69,656
Freeport-McMoRan, Inc., 5.45%, 3/15/43		156	132,990
Hudbay Minerals, Inc., 7.25%, 1/15/23(3)		115	115,000
Hudbay Minerals, Inc., 7.625%, 1/15/25(3)		200	201,500
New Gold, Inc., 6.25%, 11/15/22(3)		71	62,125
New Gold, Inc., 6.375%, 5/15/25(3)		85	68,531
Novelis Corp., 5.875%, 9/30/26(3)		180	170,100
Novelis Corp., 6.25%, 8/15/24(3)		125	124,063
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(3)		185	188,700
Teck Resources, Ltd., 8.50%, 6/1/24(3)		130	141,375
			$6,669,156

Multi-Utilities — 0.5%
Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(5)		425	$429,781
Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	900	1,212,896
			$1,642,677

Oil, Gas & Consumable Fuels — 5.2%
Aker BP ASA, 5.875%, 3/31/25(3)		1,150	$1,164,375
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		105	98,700
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		24	23,160
Antero Resources Corp., 5.375%, 11/1/21		1,000	1,002,500

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(3)	342	$332,595
Berry Petroleum Co., LLC, 7.00%, 2/15/26(3)	220	219,164
Canbriam Energy, Inc., 9.75%, 11/15/19(3)	305	301,187
Cheniere Energy Partners, L.P., 5.25%, 10/1/25	235	231,181
Chesapeake Energy Corp., 7.00%, 10/1/24	91	89,066
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	31	32,395
Crown Americas, LLC/Crown Americas Capital Corp., V, 4.25%, 9/30/26	110	100,100
Crown Americas, LLC/Crown Americas Capital Corp., VI, 4.75%, 2/1/26(3)	120	113,550
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(3)	720	686,700
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	256	258,880
Denbury Resources, Inc., 9.00%, 5/15/21(3)	24	25,170
Diamondback Energy, Inc., 4.75%, 11/1/24	60	58,500
Diamondback Energy, Inc., 5.375%, 5/31/25	140	139,650
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(3)	155	160,037
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(3)	205	212,687
EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	392	342,582
Enterprise Products Operating, LLC, Series E, 5.25% to 8/16/27, 8/16/77(4)	455	408,637
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(3)	105	104,836
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	110	106,700
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(3)	385	327,250
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(3)	195	183,787
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(3)	360	343,800
Gulfport Energy Corp., 6.00%, 10/15/24	49	46,183
Gulfport Energy Corp., 6.625%, 5/1/23	350	351,750
Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(3)	213	205,281
Jagged Peak Energy, LLC, 5.875%, 5/1/26(3)	47	45,943
Matador Resources Co., 5.875%, 9/15/26(3)	370	362,600
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(3)	275	265,980
Murphy Oil USA, Inc., 5.625%, 5/1/27	65	63,619
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	512,500
Nabors Industries, Inc., 4.625%, 9/15/21	40	38,697
Nabors Industries, Inc., 5.75%, 2/1/25	260	240,626
Neptune Energy Bondco PLC, 6.625%, 5/15/25(6)	1,225	1,195,906
Newfield Exploration Co., 5.625%, 7/1/24	65	67,113

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Nine Energy Service, Inc., 8.75%, 11/1/23(3)	110	$112,063
Oasis Petroleum, Inc., 6.875%, 3/15/22	43	43,323
Oasis Petroleum, Inc., 6.875%, 1/15/23	235	237,350
Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(5)	862	18,840
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(3)	75	72,844
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(3)	140	137,550
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(3)	137	135,393
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(3)	150	154,500
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	100	103,750
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	588	607,110
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	710	669,175
Precision Drilling Corp., 6.50%, 12/15/21	14	13,751
Precision Drilling Corp., 7.125%, 1/15/26(3)	75	74,625
Precision Drilling Corp., 7.75%, 12/15/23	10	10,450
QEP Resources, Inc., 5.625%, 3/1/26	123	116,235
Resolute Energy Corp., 8.50%, 5/1/20	65	65,081
SESI, LLC, 7.75%, 9/15/24	35	34,519
Seven Generations Energy, Ltd., 5.375%, 9/30/25(3)	255	238,744
Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(3)	440	442,750
SM Energy Co., 5.625%, 6/1/25	85	82,238
SM Energy Co., 6.125%, 11/15/22	326	331,705
SM Energy Co., 6.625%, 1/15/27	155	156,550
SM Energy Co., 6.75%, 9/15/26	147	148,103
Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23(3)	145	140,106
Sunoco, L.P./Sunoco Finance Corp., 5.50%, 2/15/26(3)	64	61,120
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26(3)	155	156,647
Teleflex, Inc., 4.625%, 11/15/27	160	149,800
Transocean Guardian, Ltd., 5.875%, 1/15/24(3)	175	173,906
Transocean Pontus, Ltd., 6.125%, 8/1/25(3)	120	119,550
Transocean, Inc., 7.25%, 11/1/25(3)	228	222,300
Transocean, Inc., 7.50%, 1/15/26(3)	105	103,425
Trinidad Drilling, Ltd., 6.625%, 2/15/25(3)	171	171,855
Weatherford International, Ltd., 8.25%, 6/15/23	40	30,800
Weatherford International, Ltd., 9.875%, 2/15/24	95	74,100
Whiting Petroleum Corp., 5.75%, 3/15/21	135	136,350
Whiting Petroleum Corp., 6.625%, 1/15/26	315	316,575
WildHorse Resource Development Corp., 6.875%, 2/1/25	502	502,000
		$16,828,570

Security		Principal Amount* (000’s omitted)	Value

Paper & Forest Products — 0.0%(1)
Mercer International, Inc., 5.50%, 1/15/26		70	$68,054
			$68,054

Pharmaceuticals — 1.1%
Bausch Health Cos, Inc., 5.50%, 3/1/23(3)		113	$107,491
Bausch Health Cos, Inc., 5.50%, 11/1/25(3)		95	93,456
Bausch Health Cos, Inc., 5.625%, 12/1/21(3)		105	103,819
Bausch Health Cos, Inc., 5.875%, 5/15/23(3)		110	105,600
Bausch Health Cos, Inc., 6.125%, 4/15/25(3)		60	55,332
Bausch Health Cos, Inc., 6.50%, 3/15/22(3)		155	160,813
Bausch Health Cos, Inc., 7.00%, 3/15/24(3)		315	330,653
Bausch Health Cos, Inc., 7.50%, 7/15/21(3)		120	122,100
Bausch Health Cos, Inc., 8.50%, 1/31/27(3)		277	282,540
Bausch Health Cos, Inc., 9.00%, 12/15/25(3)		245	256,331
Bausch Health Cos, Inc., 9.25%, 4/1/26(3)		105	110,381
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(3)		270	254,475
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(3)		198	209,385
Rossini S.a.r.l., 6.25%, (3 mo. EURIBOR + 6.25%), 10/30/25(6)(8)	EUR	385	441,521
Rossini S.a.r.l., 6.75%, 10/30/25(6)	EUR	330	381,534
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/1/26		55	44,884
Teva Pharmaceutical Finance Netherlands III B.V., 6.75%, 3/1/28		225	230,473
Vizient, Inc., 10.375%, 3/1/24(3)		125	136,875
			$3,427,663

Pipelines — 1.0%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24		105	$111,248
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24		70	68,600
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25		230	236,900
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24		170	184,238
Cheniere Energy Partners, L.P., 5.625%, 10/1/26(3)		215	212,312
Enbridge Energy Partners, L.P., 6.194%, (3 mo. USD LIBOR + 3.798%), 10/1/77(8)		432	429,885
Energy Transfer Equity, L.P., 5.875%, 1/15/24		15	15,788
Energy Transfer Partners, L.P., Series A, 6.25% to 2/15/23(4)(5)		434	406,604
Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(3)		580	576,056
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(3)		60	60,450

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)
NGPL PipeCo, LLC, 4.375%, 8/15/22(3)		50	$49,625
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(3)		490	485,619
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	226,012
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	125,977
Williams Cos., Inc. (The), 5.75%, 6/24/44		85	85,589
			$3,274,903

Real Estate Investment Trusts — 0.0%(1)
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		67	$66,665
			$66,665

Real Estate Investment Trusts (REITs) — 0.2%
ESH Hospitality, Inc., 5.25%, 5/1/25(3)		160	$151,800
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(3)		465	452,213
IRB Holding Corp., 6.75%, 2/15/26(3)		62	59,520
Mattamy Group Corp., 6.875%, 12/15/23(3)		51	49,916
			$713,449

Real Estate Management & Development — 0.3%
AT Securities B.V., 5.25% to 7/21/23(4)(5)(6)		1,250	$1,160,937
			$1,160,937

Semiconductors & Semiconductor Equipment — 0.1%
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(3)		200	$199,750
			$199,750

Software — 0.4%
Camelot Finance SA, 7.875%, 10/15/24(3)		400	$397,000
InterXion Holding N.V., 4.75%, 6/15/25(6)	EUR	115	136,116
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(3)		255	253,725
Symantec Corp., 5.00%, 4/15/25(3)		74	69,803
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(3)		200	190,000
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(3)		260	224,900
			$1,271,544

Specialty Retail — 0.1%
Entegris, Inc., 4.625%, 2/10/26(3)		145	$135,439
Party City Holdings, Inc., 6.125%, 8/15/23(3)		110	110,275
Party City Holdings, Inc., 6.625%, 8/1/26(3)		105	102,375
			$348,089

Security		Principal Amount* (000’s omitted)	Value

Technology Hardware, Storage & Peripherals — 0.3%
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(3)		135	$139,960
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(3)		205	208,340
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(3)		315	327,118
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(3)		210	222,423
Seagate HDD Cayman, 4.75%, 1/1/25		105	96,217
			$994,058

Telecommunications — 1.9%
CenturyLink, Inc., 6.75%, 12/1/23		706	$721,885
DKT Finance ApS, 7.00%, 6/17/23(6)	EUR	1,175	1,431,038
Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	138,294
Hughes Satellite Systems Corp., 6.625%, 8/1/26		95	90,725
Intelsat Jackson Holdings SA, 5.50%, 8/1/23		30	26,925
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(3)		200	209,750
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(3)		216	212,490
Sprint Capital Corp., 6.875%, 11/15/28		655	645,175
Sprint Corp., 7.875%, 9/15/23		1,858	1,988,060
T-Mobile USA, Inc., 4.50%, 2/1/26		155	145,264
T-Mobile USA, Inc., 4.75%, 2/1/28		170	157,675
Wind Tre SpA, 5.00%, 1/20/26(3)		425	363,843
			$6,131,124

Toys, Games & Hobbies — 0.1%
Mattel, Inc., 6.75%, 12/31/25(3)		300	$287,157
			$287,157

Transportation — 0.5%
CMA CGM SA, 5.25%, 1/15/25(6)	EUR	127	$122,237
CMA CGM SA, 6.50%, 7/15/22(6)	EUR	650	698,631
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(3)		260	264,550
XPO Logistics, Inc., 6.125%, 9/1/23(3)		80	82,236
XPO Logistics, Inc., 6.50%, 6/15/22(3)		375	385,782
			$1,553,436

Wireless Telecommunication Services — 0.1%
Sprint Corp., 7.625%, 3/1/26		157	$162,986
			$162,986

Total Corporate Bonds & Notes (identified cost $120,465,573)			$117,596,406

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Senior Floating-Rate Loans — 2.9%(9)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.0%(1)
TransDigm, Inc., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$132	$131,953
		$131,953

Business Equipment and Services — 0.4%
EIG Investors Corp., Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$451	$452,843
Solera, LLC, Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 3/3/23	679	679,377
		$1,132,220

Containers and Glass Products — 0.4%
BWAY Holding Company, Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing 4/3/24	$1,150	$1,144,703
		$1,144,703

Electronics / Electrical — 0.7%
Applied Systems, Inc., Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$350	$351,566
Cortes NP Acquisition Corporation, Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	494	489,004
Infor (US), Inc., Term Loan, Maturing 2/1/22(10)	260	259,431
Riverbed Technology, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	496	494,158
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	62	62,041
SS&C Technologies, Inc., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	159	158,125
SS&C Technologies, Inc., Term Loan, Maturing 4/16/25(10)	140	139,703
Verifone Systems, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing 8/20/25	305	305,610
		$2,259,638

Financial Intermediaries — 0.1%
Navistar International Corporation, Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$392	$393,017
		$393,017

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products — 0.1%
HLF Financing S.a.r.l., Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$295	$296,475
		$296,475

Health Care — 0.3%
Envision Healthcare Corporation, Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing 10/10/25	$267	$262,012
MPH Acquisition Holdings, LLC, Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing 6/7/23	373	373,059
Press Ganey Holdings, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 10/23/23	114	114,506
Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	285	288,249
		$1,037,826

Insurance — 0.3%
Asurion, LLC, Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$1,035	$1,064,109
		$1,064,109

Oil and Gas — 0.0%(1)
Drillship Hydra Owners, Inc., Term Loan, 8.00%, Maturing 9/20/24(11)	$47	$49,117
		$49,117

Publishing — 0.2%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$512	$491,137
		$491,137

Steel — 0.3%
Big River Steel, LLC, Term Loan, 7.39%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$173	$175,632
GrafTech Finance, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	810	814,811
		$990,443

Surface Transport — 0.1%
Direct ChassisLink, Inc., Term Loan - Second Lien, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing 6/15/23	$145	$146,269
		$146,269

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 0.0%(1)
Intelsat Jackson Holdings SA, Term Loan, 6.63%, Maturing 1/2/24(11)	$110	$113,135
		$113,135

Total Senior Floating-Rate Loans (identified cost $9,245,730)		$9,250,042

Exchange-Traded Funds — 0.5%
Security	Shares	Value

Equity Funds — 0.5%
First Trust Preferred Securities and Income ETF	80,000	$1,499,200

Total Exchange-Traded Funds (identified cost $1,530,856)		$1,499,200

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%
Avaya, Inc., Escrow Certificates(2)(12)	$200,000	$0
		$0

Total Miscellaneous (identified cost $0)		$0

Rights — 0.0%(1)
Security	Shares	Value

Equities — 0.0%(1)
Banco Santander SA, Exp. 11/1/18(2)	269,855	$10,484

Total Rights (identified cost $10,868)		$10,484

Short-Term Investments — 0.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(13)	2,715,186	$2,714,915

Total Short-Term Investments (identified cost $2,715,133)		$2,714,915

Total Investments — 98.9% (identified cost $319,299,997)		$319,919,230

Other Assets, Less Liabilities — 1.1%		$3,517,937

Net Assets — 100.0%		$323,437,167

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $54,503,786 or 16.9% of the Portfolio’s net assets.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $26,965,811 or 8.3% of the Portfolio’s net assets.

(7)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(10)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(11)	Fixed-rate loan.

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	62.1%	$198,816,310
United Kingdom	9.5	30,319,989
France	3.5	11,144,315
Canada	3.5	11,135,437
Japan	3.2	10,249,776
Netherlands	2.9	9,172,549
Spain	2.8	8,877,601
Germany	2.6	8,489,529
Sweden	1.6	5,077,272
Switzerland	1.5	4,826,529
Denmark	0.9	3,005,731
Italy	0.9	2,868,703
Luxembourg	0.8	2,699,472
Taiwan	0.6	1,777,518
Hong Kong	0.4	1,315,432
Belgium	0.4	1,253,570
Norway	0.4	1,164,375
Zambia	0.3	1,030,743
United Arab Emirates	0.3	843,525
Finland	0.3	815,439
Brazil	0.2	762,884
New Zealand	0.2	743,372
Ireland	0.2	683,037
Australia	0.2	681,756
Mexico	0.1	389,809
Israel	0.1	275,357
Exchange-Traded Funds	0.5	1,499,200
Total Investments	100.0%	$319,919,230

Abbreviations:

ADR	–	American Depositary Receipt
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $316,584,864)	$317,204,315
Affiliated investment, at value (identified cost, $2,715,133)	2,714,915
Cash	30,278
Foreign currency, at value (identified cost, $1,648,360)	1,626,896
Interest and dividends receivable	2,135,477
Dividends receivable from affiliated investment	394
Receivable for investments sold	1,234,827
Tax reclaims receivable	536,938
Prepaid expenses	801
Total assets	$325,484,841

Liabilities
Payable for investments purchased	$1,717,346
Payable to affiliates:
Investment adviser fee	183,064
Trustees’ fees	1,276
Accrued expenses	145,988
Total liabilities	$2,047,674
Net Assets applicable to investors’ interest in Portfolio	$323,437,167

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $27,554)	$8,040,858
Dividends (net of foreign taxes, $1,951,233)	6,843,192
Dividends from affiliated investment	57,494
Total investment income	$14,941,544

Expenses
Investment adviser fee	$2,305,678
Trustees’ fees and expenses	15,122
Custodian fee	210,476
Legal and accounting services	62,081
Miscellaneous	50,679
Total expenses	$2,644,036

Net investment income	$12,297,508

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,810,180 (1)
Investment transactions — affiliated investment	492
Financial futures contracts	(516,236)
Foreign currency transactions	(157,395)
Net realized gain	$9,137,041
Change in unrealized appreciation (depreciation) —
Investments	$(23,271,885)
Investments — affiliated investment	(218)
Foreign currency	(40,485)
Net change in unrealized appreciation (depreciation)	$(23,312,588)

Net realized and unrealized loss	$(14,175,547)

Net decrease in net assets from operations	$(1,878,039)

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$12,297,508	$17,195,805
Net realized gain	9,137,041 (1)	21,057,640 (2)
Net change in unrealized appreciation (depreciation)	(23,312,588)	17,720,315
Net increase (decrease) in net assets from operations	$(1,878,039)	$55,973,760
Capital transactions —
Contributions	$11,555,928	$16,973,536
Withdrawals	(50,914,402)	(85,428,038)
Portfolio transaction fee	197,464	258,836
Net decrease in net assets from capital transactions	$(39,161,010)	$(68,195,666)

Net decrease in net assets	$(41,039,049)	$(12,221,906)

Net Assets
At beginning of year	$364,476,216	$376,698,122
At end of year	$323,437,167	$364,476,216

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

(2)	Includes $2,455,461 of net realized gains from redemptions in-kind.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,		Period Ended October 31, 2016(1)
Ratios/Supplemental Data	2018	2017
Ratios (as a percentage of average daily net assets):
Expenses	0.75%	0.75%	0.80	%(2)
Net investment income	3.47%	4.56%	3.75	%(2)
Portfolio Turnover	102%	143%	66	%(3)

Total Return	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 98.0% and 2.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

33

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

34

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $2,305,678 or 0.65% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of EVC, a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2018, BMR reimbursed the Portfolio $183,877 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of approximately 0.10%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $353,074,937 and $374,305,599, respectively, for the year ended October 31, 2018. In-kind contributions and withdrawals for the year ended October 31, 2018 aggregated $2,910,579 and $2,650,645, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$319,888,030

Gross unrealized appreciation	$17,890,551
Gross unrealized depreciation	(17,859,351)

Net unrealized appreciation	$31,200

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2018, there were no obligations outstanding under these financial instruments.

35

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2018, the Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(516,236)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$9,587,000	$9,918,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Communication Services	$15,584,637	$1,845,442		$—	$17,430,079
Consumer Discretionary	8,503,738	12,889,070		—	21,392,808
Consumer Staples	3,808,396	8,354,459		—	12,162,855
Energy	9,916,038	3,169,732		—	13,085,770
Financials	14,736,796	13,679,026		—	28,415,822
Health Care	17,056,175	7,063,016		—	24,119,191
Industrials	12,306,644	10,779,900		—	23,086,544
Information Technology	18,811,082	5,427,871		—	24,238,953
Materials	2,563,578	5,711,232		—	8,274,810
Real Estate	5,103,629	—		—	5,103,629
Utilities	5,365,886	2,001,289		—	7,367,175

Total Common Stocks	$113,756,599	$70,921,037	**	$—	$184,677,636

Preferred Stocks
Consumer Staples	$—	$522,395		$—	$522,395
Energy	497,800	—		—	497,800
Financials	457,583	118,747		—	576,330
Industrials	428,064	—		—	428,064
Real Estate	1,223,848	—		—	1,223,848
Utilities	922,110	—		—	922,110

Total Preferred Stocks	$3,529,405	$641,142		$—	$4,170,547

Corporate Bonds & Notes	$—	$117,596,406		$—	$117,596,406
Senior Floating-Rate Loans	—	9,250,042		—	9,250,042
Exchange-Traded Funds	1,499,200	—		—	1,499,200
Miscellaneous	—	—		0	0
Rights	10,484	—		—	10,484
Short-Term Investments	—	2,714,915		—	2,714,915

Total Investments	$118,795,688	$201,123,542		$0	$319,919,230

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

37

Global Income Builder Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the two years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

38

Eaton Vance Global Income Builder NextShares

Global Income Builder Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	583,205	0
Keith Quinton	583,205	0
Marcus L. Smith	583,205	0
Susan J. Sutherland	583,205	0
Scott E. Wennerholm	583,205	0

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Global Income Builder Portfolio.

Global Income Builder Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	98%	2%
Keith Quinton	98%	2%
Marcus L. Smith	98%	2%
Susan J. Sutherland	98%	2%
Scott E. Wennerholm	98%	2%

Results	are rounded to the nearest whole number.

39

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

40

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

41

Eaton Vance

Global Income Builder NextShares

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

43

This Page Intentionally Left Blank

Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Global

Income Builder NextShares and Global Income Builder Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton

Vance Global Income Builder NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23214    10.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Global Income Builder NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2017 and October 31, 2018 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Global Income Builder NextShares

Fiscal Period Ended	10/31/17	10/31/18
Audit Fees	$14,000	$14,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,150	$11,450
All Other Fees(3)	$0	$0

Total	$24,150	$25,450

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Years Ended	12/31/16*	10/31/17**	12/31/17	10/31/18
Audit Fees	$12,000	$14,000	$12,000	$14,000
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$8,314	$10,150	$8,439	$11,450
All Other Fees(3)	$0	$0	$0	$0

Total	$20,314	$24,150	$20,439	$25,450

*	Registrant commenced operations on February 25, 2016.
**	This Series of the Trust commenced operations on March 30, 2016.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal periods of the Fund; and

(ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Period Ended	12/31/16*	10/31/17**	12/31/17	10/31/18
Registrant(1)	$8,314	$10,150	$8,439	$11,450
Eaton Vance(2)	$46,000	$148,018	$148,018	$126,485

*	Registrant commenced operations on February 25, 2016.
**	Registrant commenced operations on March 30, 2016.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2018

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 21, 2018